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                                                                   EXHIBIT 10.49

                                                CONFIDENTIAL TREATMENT REQUESTED

                 FIFTH AMENDMENT TO MASTER FACILITIES AGREEMENT
                          AND ASSIGNMENT AND ASSUMPTION

         This Amendment to the Master Facilities Agreement (the "Facilities Agreement") between Fiber Technologies Operating Company, LLC and Choice One Communications Inc. dated May 31, 2000 is entered into as of the 23rd day of September 2002 between FIBER TECHNOLOGIES CONSTRUCTION COMPANY, L.L.C. F/K/A/ FIBER TECHNOLOGIES OPERATING COMPANY, LLC ("FTCC"), a Delaware limited liability company having its principal place of business at 140 Allens Creek Road, Rochester, New York 14618, FIBER TECHNOLOGIES NETWORKS, L.L.C. ("FTN"), a New York limited liability company having its principal place of business at 140 Allens Creek Road, Rochester, New York 14618 and CHOICE ONE COMMUNICATIONS INC. ("CHOICE"), a Delaware corporation having its principal place of business at 100 Chestnut Street, Suite 600, Rochester, New York 14604 (hereinafter, each individually, "Party," and collectively, the "Parties").

                                    RECITALS

         WHEREAS, the Parties entered into the Facilities Agreement dated May 31, 2000, which Facilities Agreement governs the rights and obligations of the Parties; and

         WHEREAS, it is in the mutual interest of the Parties to amend the Facilities Agreement to replace certain language, as indicated below, of the original Agreement and

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       Amendment.

         In addition to existing Exhibits, the Parties hereby agree to add the following additions to Exhibit A, A-1, and E.

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2.

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IN WITNESS WHEREOF the parties have executed this Second Amendment to the
Facilities Agreement as of September 23, 2002.

                                                    FIBER TECHNOLOGIES
                                    CONSTRUCTION COMPANY L.L.C. f/k/a FIBER
                                    TECHNOLOGIES OPERATING COMPANY, LLC
                                                    By: FIBERTECH NETWORKS,
                                    LLC

                                    By: /s/ Frank Chiaino
                                        ---------------------------------------
                                        Frank Chiaino, Chief Operating Officer

                                    FIBER TECHNOLOGIES NETWORKS, L.L.C.
                                                    By: FIBERTECH NETWORKS, LLC

                                    By: /s/ Frank Chiaino
                                        ---------------------------------------
                                        Frank Chiaino, Chief Operating Officer

                                    CHOICE ONE COMMUNICATIONS INC.

                                    By: /s/ Joseph A. Calzone
                                        ---------------------------------------
                                        Joseph A. Calzone
                                        SVP Engineering

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                                 AMENDMENT FIVE

                                    EXHIBIT A

                [Confidential Treatment sought for this Schedule]

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                                 AMENDMENT FOUR

                                   EXHIBIT A-1

                              (Maps to be inserted)

                [Confidential Treatment sought for this Schedule]

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                                 AMENDMENT FIVE
                                    EXHIBIT E

                [Confidential Treatment sought for this Schedule]